                         NOTICE OF GUARANTEED DELIVERY

                                ISP CHEMCO INC.
                               ISP CHEMICALS INC.
                               ISP MINERALS INC.
                             ISP TECHNOLOGIES INC.

                               OFFER TO EXCHANGE

              10 1/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2011
                          FOR ANY AND ALL OUTSTANDING
             10 1/4% SERIES A-1 SENIOR SUBORDINATED NOTES DUE 2011

     This form or one substantially equivalent hereto must be used by registered holders of outstanding 10 1/4% Series A-1 Senior Subordinated Notes due 2011 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 10 1/4% Series B Senior Subordinated Notes due 2011 (the "Registered Notes") pursuant to the exchange offer described in the Prospectus
dated             , 2002 (the "Prospectus") if the holder's Old Notes are not immediately available or if such holder cannot deliver its Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Wilmington Trust Company (the "Exchange Agent") prior to 5:00 p.m., New York
City time, on             , 2002. This Notice of Guaranteed Delivery may be
delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer -- Procedures for
Tendering -- Guaranteed Delivery Procedures" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                            WILMINGTON TRUST COMPANY

     By Overnight Delivery or
  Registered or Certified Mail:           By Hand in New York:               By Hand in Delaware:
     Wilmington Trust Company           Wilmington Trust Company           Wilmington Trust Company
       Rodney Square North              c/o Computershare Trust              301 West 11th Street
     1105 North Market Street             Company of New York             Wilmington, DE 19801-1615
    Wilmington, DE 19890-1615              Wall Street Plaza           Attn: Corporate Trust, 1st Floor
      Attn: Corporate Trust            88 Pine Street, 19th Floor
                                           New York, NY 10005
                                       Attn: Wilmington Trust/ISP
                                     Facsimile Transmission Number:
                                    (For Eligible Institutions Only)
                                             (302) 651-1079
                                      Confirm Receipt of Facsimile
                                             by Telephone:
                                             (302) 651-1562

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders to ISP Chemco Inc., ISP Chemicals Inc., ISP Minerals Inc. and ISP Technologies Inc. (collectively, the "Companies") the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

-----------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF SECURITIES TENDERED
-----------------------------------------------------------------------------------------------------------------------------------
                                           NAME AND ADDRESS OF REGISTERED       CERTIFICATE NUMBER(S)         PRINCIPAL AMOUNT
                                             HOLDER AS IT APPEARS ON THE            FOR OLD NOTES               OF OLD NOTES
       NAME OF TENDERING HOLDER               OLD NOTES (PLEASE PRINT)                 TENDERED                   TENDERED
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X ---------------------------------------------------------      X ---------------------------------------------------------

X ---------------------------------------------------------      X ---------------------------------------------------------

X ---------------------------------------------------------      X ---------------------------------------------------------
SIGNATURE(S) OF OWNER                                                                       DATE

Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Capacity:
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Address(es):
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--------------------------------------------------------------------------------

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[ ] The Depository Trust Company

    (Check if Old Notes will be tendered by book-entry transfer)

    Account Number:
  ---------------------------------------------------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
  -----------------------------------------
                                                   -----------------------------------------------
                                                   (AUTHORIZED SIGNATURE)
Address:                                           Title:
-----------------------------------------------    -----------------------------------------------
                                                   Name:
-----------------------------------------------    -----------------------------------------------
(ZIP CODE)                                         (PLEASE TYPE OR PRINT)
                                                   Date:
-----------------------------------------------    -----------------------------------------------
AREA CODE AND TELEPHONE NO.

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        3